                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of [May , 2009], amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Advisor"), on behalf of AIM Investment Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add AIM Disciplined Equity Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

             AIM Capital Development Fund
             AIM Charter Fund
             AIM Constellation Fund
             AIM Disciplined Equity Fund
             AIM Diversified Dividend Fund
             AIM Large Cap Basic Value Fund
             AIM Large Cap Growth Fund
             AIM Summit Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Advisor


                                        By:
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT
                                        DEUTSCHLAND GMBH

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO GLOBAL ASSET MANAGEMENT
                                        (N.A.), INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO HONG KONG LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------